UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant: 333-113579-02		Commission File Number of Depositor/Registrant: 333-113579-01

Central Index Key Number of Depositor/Registrant: 0001283434		Central Index Key Number of Depositor/Registrant: 0001283435

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC		AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)		(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	20-0942395	Delaware	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

4315 South 2700 West, Room 1100 Mail Stop 02-01-46A Salt Lake City, Utah 84184 (801) 945-5648		4315 South 2700 West, Room 1100 Mail Stop 02-01-46B Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrants’ Principal Executive Offices)

N/A		N/A
(Former Name or Former Address, if Changed Since Last Report)		(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number of Sponsor: 0000949348	Central Index Key Number of Sponsor: 0001647722
AMERICAN EXPRESS CENTURION BANK	AMERICAN EXPRESS BANK, FSB
(Exact Name of Sponsor as Specified in its Charter)	(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

Since 1999, Regulus West, LLC (“Regulus”) has performed paper payment remittance processing services pursuant to a Services Agreement with American Express Travel Related Services Company, Inc. (“TRS”). TRS and Regulus have amended the Services Agreement, effective February 23, 2017. Pursuant to the amendment, the term of the Services Agreement has been extended to October 31, 2019. The amendment also includes various other modifications to the Services Agreement relating to, among other matters, performance standards, compensation and pricing and procedures regarding remittance processing. A copy of the amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 10.

Exhibit 10.1	Amendment Agreement Number AMEND-CW2392916, dated as of February 23, 2017, to the Remittance Processing Services Agreement, dated as of October 25, 1999, as amended from time to time, between American Express Travel Related Services Company, Inc. and Regulus West, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

American Express Receivables Financing Corporation IV LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

Date: February 28, 2017

EXHIBIT INDEX

Exhibit	Description

Exhibit 10.1	Amendment Agreement Number AMEND-CW2392916, dated as of February 23, 2017, to the Remittance Processing Services Agreement, dated as of October 25, 1999, as amended from time to time, between American Express Travel Related Services Company, Inc. and Regulus West, LLC.